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                        VANGUARD(R) UTILITIES INCOME FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2001

Effective December 31, 2001, Standard & Poor's Corporation has eliminated the S&P Telephone Index, a component of the Utilities Composite Index, the Fund's unmanaged index benchmark. The Fund's board of trustees approved replacing the S&P Telephone Index with the S&P Integrated Telecommunication Services Index, which includes the seven companies that made up the Telephone Index along with four additional issuers. The S&P Integrated Telecommunication Services Index will carry the same weight in the composite index as did the S&P Telephone Index.
     The Utilities Composite Index had been made up of the S&P Utilities Index (75%) and the S&P Telephone Index (25%).
     This change will not affect the Fund's investment objective, strategy, or policies.

















(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS57 122001